UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2023
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Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-3962	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
475 Quaker Meeting House Road Honeoye Falls, NY		14472
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.

On June 20, 2023, the Company issued a press release announcing that it will be attending the Fox Advisors Transportation Technology Conference on Thursday, June 22, 2023. Hyzon Chief Executive Officer Parker Meeks will participate in a virtual fireside chat with Fox Advisors' Founder and CEO Steve Fox, sharing details on the Company's progress towards the development and production of a single stack 200kW fuel cell system, as well as progress in commercializing Hyzon's three focus vehicle platforms. The press release and conference presentation are attached hereto as Exhibits 99.1 and 99.2, and are incorporated in this Item 7.01 by reference.

The information set forth in Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:
The following exhibit relating to Item 9.01 shall be deemed to be furnished, and not filed:

Exhibit Number	Description
99.1	Press release, dated June 20, 2023 issued by the Company.
99.2	Fox Advisors Transportation Technology Conference Presentation.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: June 22, 2023	By:	/s/ Parker Meeks
	Name:	Parker Meeks
	Title:	Chief Executive Officer